UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 18, 2015
Date of Report (Date of earliest event reported)

IRELAND INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50033	91-2147049
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

2360 West Horizon Ridge Parkway, Suite 100
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 932-0353
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Extension of Executive Officer Stock Options

Effective December 18, 2015, the Board of Directors of Ireland Inc. (the “Company”) extended the expiry date of certain non-qualified stock options granted on March 3, 2010, March 8, 2010 and July 22, 2010 for the purchase of up to an aggregate of 650,531 shares of the Company’s common stock (the “Expiring Options”). The Expiring Options were originally set to expire at various dates during 2015 and had all previously been extended to December 31, 2015. The expiry date for the Expiring Options has now been extended to December 31, 2016. The Expiring Options were granted pursuant to the provisions of the Company’s 2007 Stock Incentive Plan. Of the 650,531 Expiring Options granted, 183,334 options were granted to certain executive officers of the Company as follows:

Name of Optionee	Grant Date	No. of Expiring Options	Exercise Price	Previous Expiry Date	Extended Expiry Date
David Z. Strickler	8-Mar-2010	25,000	$0.82	31-Dec-2015	31-Dec-2016
David Z. Strickler	8-Mar-2010	25,000	$0.82	31-Dec-2015	31-Dec-2016
David Z. Strickler	8-Mar-2010	25,000	$0.82	31-Dec-2015	31-Dec-2016
David Z. Strickler	8-Mar-2010	25,000	$0.82	31-Dec-2015	31-Dec-2016
Douglas D.G. Birnie	22-Jul-2010	25,000	$0.75	31-Dec-2015	31-Dec-2016
Douglas D.G. Birnie	22-Jul-2010	25,000	$0.75	31-Dec-2015	31-Dec-2016
The Robert and Edna McDougal Family Trust	29-Dec-2014(1)	16,667	$0.75	31-Dec-2015	31-Dec-2016
The Robert and Edna McDougal Family Trust	29-Dec-2014(1)	16,667	$0.75	31-Dec-2015	31-Dec-2016

Note:
(1) Originally granted to Robert D. McDougal on July 22, 2010.

ITEM 8.01	OTHER EVENTS.

Extension of Director Stock Options

Of the 650,531 Expiring Options granted, 417,197 options were granted to Mark H. Brennan, an independent director of the Company as follows:

Name of Optionee	Grant Date	No. of Expiring Options	Exercise Price	Previous Expiry Date	Extended Expiry Date
Mark H. Brennan	11-Aug-2009	50,000	$0.48	31-Dec-2015	31-Dec-2016
Mark H. Brennan	11-Aug-2009	50,000	$0.48	31-Dec-2015	31-Dec-2016
Mark H. Brennan	11-Aug-2009	50,000	$0.48	31-Dec-2015	31-Dec-2016
Mark H. Brennan	3-Mar-2010	67,197	$0.81	31-Dec-2015	31-Dec-2016
Mark H. Brennan	22-Jul-2010	100,000	$0.53	31-Dec-2015	31-Dec-2016
Mark H. Brennan	22-Jul-2010	50,000	$0.53	31-Dec-2015	31-Dec-2016
Mark H. Brennan	22-Jul-2010	50,000	$0.53	31-Dec-2015	31-Dec-2016

Extension of 2007, 2009, 2010, 2011 and 2012 Private Placement Warrants and Consultant Warrants

On December 18, 2015, the Company’s Board of Directors approved an extension to the expiry date for warrants issued under certain private placements completed by the Company in 2007, 2009, 2010, 2011 and 2012, and certain additional warrants issued to consultants for services in 2009, 2010 and 2011 (collectively, the “Expiring Warrants”). Each of the Expiring Warrants was scheduled to expire on December 31, 2015, and have now been extended to December 31, 2016, as follows:

2

	Maximum No. of	Exercise
	Shares Issuable on	Price per	Previous	Extended
Expiring Warrants	Exercise	Share	Expiry Date	Expiry Date
2007 Private Placement Warrants	10,160,650	$0.75	31-Dec-2015	31-Dec-2016

2009 Private Placement Warrants	6,894,677	$0.75	31-Dec-2015	31-Dec-2016

2010 Private Placement Warrants	5,517,500	$0.75	31-Dec-2015	31-Dec-2016

2011 Private Placement Warrants	2,509,099	$0.80	31-Dec-2015	31-Dec-2016

2012 Private Placement Warrants	9,560,000	$0.80	31-Dec-2015	31-Dec-2016

2009 Consultant Warrants	200,000	$0.55	31-Dec-2015	31-Dec-2016

2009 Consultant Warrants	300,000	$0.75	31-Dec-2015	31-Dec-2016

2010 Consultant Warrants	3,800,000	$0.75	31-Dec-2015	31-Dec-2016

2011 Consultant Warrants	500,000	$0.75	31-Dec-2015	31-Dec-2016

Total Expiring Warrants	39,441,926

Additional warrants issued by the Company in a private placement offering completed in November 2012 were not extended as the expiry date for those options is November 30, 2016.

Directors and officers of the Company beneficially own Expiring Warrants as follows:

(a)

Douglas D.G. Birnie, Chief Executive Officer, President and Director, beneficially owns 2007 Private Placement Warrants exercisable for a maximum of 50,000 shares of common stock and 2009 Private Placement Warrants exercisable for a maximum of 50,000 shares of common stock.

(b)	Mark H. Brennan, Director, directly owns 2009 Private Placement Warrants exercisable for a maximum of 70,000 shares of common stock.

(c)

Steven A. Klein, Director, directly owns 2009 Private Placement Warrants exercisable for a maximum of 75,000 shares of common stock, 2010 Private Placement Warrants exercisable for a maximum of 50,000 shares of common stock, and 2012 Private Placement Warrants exercisable for a maximum of 100,000 shares of common stock. In addition, as trustee for a trust, Mr. Klein exercises voting and investment power over 2009 Private Placement Warrants exercisable for a maximum of 300,000 shares of common stock, 2010 Private Placement Warrants exercisable for a maximum of 100,000 shares of common stock, 2011 Private Placement Warrants exercisable for a maximum of 50,000 shares of common stock and 2012 Private Placement Warrants exercisable for a maximum of 200,000 shares of common stock. Mr. Klein disclaims any pecuniary interest in the warrants over which he exercises voting and investment power as trustee for the trust.

(d)	David Z. Strickler, Jr., VP Finance and Administration, directly owns 2011 Private Placement Warrants exercisable for a maximum of 4,550 shares of common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRELAND INC.
Date: December 21, 2015

	By:	/s/ Douglas D.G. Birnie

		Name:	Douglas D.G. Birnie
		Title:	Chief Executive Officer